Supplement dated December 15, 2008 to the Prospectus dated May 1, 2008 for the
Pacific Select Variable Annuity II variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2008, as supplemented. The changes in this supplement are effective February 1, 2009.

The AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II section is amended as follows:

The first paragraph of the Transferring among Investment Options subsection is replaced with the following:

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Only 2 transfers per month may involve the International Value, International Small-Cap, International Large-Cap, or Emerging Markets Investment Options. In addition, only 2 transfers into or out of the American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month. If you have used all 25 transfers in a calendar year, you may make one additional transfer of all or a portion of your Variable Account Value to the Money Market Investment Option before the start of the next calendar year. You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Transfers made under these systematic transfer programs or under an asset allocation program established and maintained by us are excluded from the limitation. Some restrictions may apply to transfers to or from any fixed option.

The YOUR INVESTMENT OPTIONS section is amended as follows:

The Your Variable Investment Options subsection is amended to include the following:

		THE PORTFOLIO’S	PORTFOLIO
PACIFIC SELECT FUND	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
American Funds Asset Allocation	High total return. (Preservation of capital over the long-term is of secondary importance.)	A master fund that invests in equity and fixed income securities of both U.S. and non-U.S. companies and in money market instruments.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

The portfolio manager of the Diversified Bond portfolio is changed to the following:

		THE PORTFOLIO’S	PORTFOLIO
PACIFIC SELECT FUND	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	Western Asset Management Company

The HOW YOUR INVESTMENTS ARE ALLOCATED section is amended as follows:

The first paragraph of the Transfers and Market-timing Restrictions—Transfers subsection is replaced with the following:

Transfers are allowed 30 days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option. Transfers are limited to 25 for each calendar year. Only 2 transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, or Emerging Markets. In addition, only 2 transfers into or out of the American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month.